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                                  EXHIBIT 23.2

                               CONSENT OF COUNSEL

        The undersigned hereby consents to the reference to the firm of Parsons Behle & Latimer under the caption "Legal Matters" in the Registration Statement on Form S-1 of Environmax.com, Inc.



/s/  Parsons Behle & Latimer
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Parsons Behle & Latimer